UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Leslie’s, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LESLIE’S, INC. 2005 E. INDIAN SCHOOL RD. PHOENIX, AZ 85016

Your Vote Counts!
LESLIE’S, INC. 2022 Annual Meeting Vote by March 16, 2022 11:59 PM ET

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You invested in LESLIE’S, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the 2022 Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 17, 2022.

Get informed before you vote

View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 3, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. *You can also vote by mail by requesting a paper copy of the materials, which will include a proxy card.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the 2022 Annual Meeting. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends

1.	Election of Class I Directors

Nominees:

	01) Michael R. Egeck	For
02) Yolanda Daniel
03) Eric Kufel

2.	Ratification of appointment of Ernst & Young LLP as Leslie’s, Inc.’s independent registered public accounting firm for 2022.	For

3.	Non-binding, advisory vote to approve named executive officer compensation.	For

4.	Non-binding, advisory vote to approve the frequency of future non-binding, advisory votes to approve named executive officer compensation.	Year

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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